                                                                    EXHIBIT 10BC


             RETENTION AGREEMENT OF DEVELOPMENT SPECIALISTS, INC.
             ----------------------------------------------------

                  THIS AGREEMENT is made as of the 14th day of July, 1998, by and among Mercury Finance Company of Alabama; Mercury Finance Company of Arizona; Mercury Finance Company of California; Mercury Finance Company of Colorado; Mercury Finance Company of Delaware; Mercury Finance Company of Florida; Mercury Finance Company of Georgia; Mercury Finance Company of Idaho; Mercury Finance Company of Illinois; Mercury Finance Company of Indiana; Mercury Finance Company of Iowa; Mercury Finance Company of Kansas; Mercury Finance Company of Kentucky; Mercury Finance Company of Louisiana; Mercury Finance Company of Michigan; Mercury Finance Company of Mississippi; Mercury Finance Company of Missouri; Mercury Finance Company of Nevada; Mercury Finance Company of New Mexico; Mercury Finance Company of New York; Mercury Finance Company of North Carolina; Mercury Finance Company of Ohio; Mercury Finance Company of Oklahoma; Mercury Finance Company of Oregon; Mercury Finance Company of Pennsylvania; Mercury Finance Company of South Carolina; Mercury Finance Company of Tennessee; Mercury Finance Company of Texas; Mercury Finance Company of Utah; Mercury Finance Company of Virginia; Mercury Finance Company of Washington; Mercury Finance Company of Wisconsin; Filco Marketing Company; MFC Financial Services, Inc.; Gulfco Finance Company; Gulfco Investment Company; Midland Finance Company; and MFN Insurance Company ("Subsidiaries" or "Employer") and Development Specialists, Inc. ("DSI").

                              W I T N E S S E T H:


                  WHEREAS, on or about May 14, 1998, Mercury Finance Company ("Mercury") entered into an agreement with substantially all the institutional holders of claims, notes, and/or commercial paper issued by Mercury ("Senior Lenders") providing for the financial restructuring and recapitalization of Mercury (the "Restructuring Agreement");

                  WHEREAS, the Restructuring Agreement contemplates that the restructuring will be implemented under a prestructured plan of reorganization to be filed in a federal bankruptcy court (the "Plan");

                  WHEREAS, the Subsidiaries will benefit from the financial restructuring and recapitalization of Mercury; and

                  WHEREAS, DSI has requested a signing bonus/incentive payment in recognition of the services rendered and to be rendered by DSI;

                  NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is agreed as follows:

     1.   Retention of DSI
          ----------------

          (a) DSI hereby accepts the terms of its retention by Employer as set forth in this Agreement and agrees to provide the continued availability of Fred
C. Caruso, as Acting Chief Operating Officer of Employer, and Patrick J. O'Malley, as Chief Accounting Officer of Employer, both as required by Employer so that they are available to fully perform and discharge such duties and responsibilities as are attendant to their respective offices.

          (b) The term of employment shall continue until the earlier of (i) thirty (30) days following notice by Employer to DSI that its employment is terminated, or (ii) one hundred eighty (180) days following notice by DSI of its intent to terminate employment.

          (c) Until the "effective date" of the Plan, DSI agrees not to undertake any assignment with or assist in any business or undertaking which engages in a business substantially similar to or in competition with the sub-prime financing business conducted by Employer.

     2.   Compensation and Success Fee
          ----------------------------

          Upon execution of this Agreement and subsequent approval of DSI's retention by Mercury in its chapter 11 case, Employer shall pay one million six hundred thousand dollars ($1,600,000) to DSI (" Signing Bonus and Incentive Fee").

     3.   Employee Benefits
          -----------------

          DSI shall not be entitled to any employee benefits and waives all rights thereto.

     4.   Restrictions
          ------------

          DSI agrees that it shall continue to be bound by the terms of the Confidentiality Agreement of DSI entered into with Mercury and its subsidiaries prior to the date hereof (the "Confidentiality Agreement").

     5.   Breach of Confidentiality Agreement
          -----------------------------------

          DSI acknowledges that any breach of the Confidentiality Agreement shall cause substantial harm to the Subsidiaries that cannot be adequately compensated for in money damages, and that any breach by DSI, its officers, directors, employees or representatives of the Confidentiality Agreement will cause irreparable harm to the Subsidiaries. Therefore, if DSI, its officers, directors, employees or representatives breach or threatens to breach the Confidentiality Agreement, the Subsidiaries shall, in addition to any other remedies that may be available to it, have the right to obtain from any court having jurisdiction such equitable relief as may be appropriate, including but not limited to a decree enjoining DSI, its officers, directors, employees and/or representatives from any further breach.

     6.   Indemnification
          ---------------

          Employer shall indemnify DSI to the fullest extent permitted under applicable Delaware law.

     7.   Miscellaneous
          -------------

          (a) Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and sent by certified mail (i) to DSI at:

     William A. Brandt, Jr.
     Development Specialists, Inc.
     Three First National Plaza
     Suite 2300
     Chicago, Illinois 60602

              and

     Carl R. Klein
     Holleb & Coff
     55 E. Monroe Street
     Suite 4100
     Chicago, Illinois 60606-5896;

and (ii) to Employer at:

     Mark Dapier
     Mercury Finance Company
     100 Field Drive
     Suite 340
     Lake Forest, Illinois 60045

     and

     Lewis S. Rosenbloom
     McDermott, Will & Emery
     227 West Monroe Street
     Chicago, Illinois 60606-5096

          (b) The captions set forth in this Agreement are for convenience only and shall not be considered as part of this Agreement or as binding or amplifying the terms and provisions hereof.

          (c) This Agreement and all rights and benefits hereunder are personal to DSI, and neither this Agreement nor any right or interest of DSI herein, or arising hereunder, shall be subject to voluntary or involuntary sale, transfer or assignment.

          (d) This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Illinois.

     8.   Dispute Resolution
          ------------------

     Except as provided for in Section 5, any controversy relating to this Agreement or amendments thereto shall be settled exclusively by arbitration in Chicago, Illinois in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on an arbitrator's award relating to this Agreement and amendments thereto in any court having jurisdiction.

      9.  Entire Agreement
          ----------------

      This Agreement expresses the entire Agreement of the parties with respect to the matters set forth herein. No person, other than pursuant to a resolution of the Board of Directors of Employer, shall have any authority on behalf of Employer to agree to modify or change this Agreement or anything in reference thereto. Except as provided for herein, the Agreement between Mercury and the Subsidiaries dated February 5, 1997 and the First Amendment to Retention and Letter of Engagement of Development Specialists, Inc. dated June __, 1998, shall remain in full force and effect.

      10. Counterparts
          ------------

      This Agreement may be executed in any number of counterparts, all of which together constitute one instrument.

          IN WITNESS WHEREOF, Employer and DSI have executed or caused this Agreement to be duly executed, as of the day and year first above written.


EMPLOYER                                      DEVELOPMENT SPECIALISTS, INC.


By:  ___________________                      By:  __________________________
By:  ___________________                      Title:_________________________
Title: __________________

                            MERCURY FINANCE COMPANY
                      INCORPORATED IN DELAWARE, 11/22/88
                                  36-3627010


                                              SUBSIDIARIES
                                              ------------
NAME OF SUBSIDIARY                            INCORPORATED          DATE          FED ID#
Mercury Finance Corporation of Alabama            AL              03/31/86       36-3432951
Mercury Finance Company of Arizona                AZ              06/23/87       36-3522774
Mercury Finance Company of California             CA              05/06/87       36-3510697
Mercury Finance Company of Colorado               DEL             06/07/93       36-3894729
Mercury Finance Company of Delaware               DEL             03/27/95       36-4087137
Mercury Finance Company of Florida                DEL             12/06/83       36-3259211
Mercury Finance Company of Georgia                DEL             12/06/83       36-3259129
Mercury Finance Company of Idaho                  DEL             02/22/96       36-4087171
Mercury Finance Company of Illinois               DEL             01/11/84       36-3268074
Mercury Finance Company of Indiana                DEL             09/17/84       36-3323938
Mercury Finance Company of Iowa                   DEL             12/27/96       36-4087170
Mercury Finance Company of Kansas                 DEL             12/06/83       36-3259133
Mercury Finance Company of Kentucky               DEL             12/06/83       36-3259134
Mercury Finance Company of Louisiana              DEL             12/06/83       36-3259207
Mercury Finance Company of Michigan               DEL             02/22/91       36-3925937
Mercury Finance Company of Mississippi            DEL             07/16/84       36-3312237
Mercury Finance Company of Missouri               MO              07/13/87       36-3526398
Mercury Finance Company of Nevada                 NV              12/17/84       36-3333729
Mercury Finance Company of New Mexico             DEL             03/28/90       36-3960816
Mercury Finance Company of New York               DEL             02/16/96       36-4087168
Mercury Finance Company of North Carolina         DEL             12/06/83       36-3259208
Mercury Finance Company of Ohio                   DEL             10/14/92       36-3853109
MFC Finance Company of Oklahoma                   DEL             01/11/84       36-3268073
Mercury Finance Company of Oregon                 DEL             06/09/95       36-4087166
Mercury Finance Company of Pennsylvania           DEL             01/04/95       36-4005960
Mercury Finance Company of South Carolina         DEL             07/25/84       36-3312238
Mercury Finance Company of Tennessee              TN              07/02/87       36-3515680
MFC Finance Company of Texas                      DEL             12/06/83       36-3259209
Mercury Finance Company of Utah                   DEL             01/17/96       36-4087165
Mercury Finance Company of Virginia               DEL             12/06/83       36-3259210
Mercury Finance Company of Washington             DEL             09/20/94       36-4005959
Mercury Finance Company of Wisconsin              DEL             03/28/90       36-3697121
Filco Marketing Company                           DEL             03/22/96       36-3263395
MFC Financial Services, Inc.                      FL              03/09/88       36-3571098
Gulfco Finance Company                            LA              07/06/56       72-0506341
Gulfco Investment Company                         LA              05/20/74       72-0758509
Midland Finance Co.                               IL              08/26/54       36-2272524
MFN Insurance Company